Exhibit 99.1

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Lendmark Financial Services, LLC (the “Company”)
 Goldman Sachs & Co. LLC (the “Structuring Agent”)
Citigroup Global Markets Inc.
Barclays Capital, Inc.
(together, the “Specified Parties”)

Re: Lendmark Funding Trust 2017-2 – Loan File Procedures

We have performed the procedures enumerated below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled (“LFT 2017-2 Tape v01.csv”) containing information with respect to 61,829 Loans as of September 30, 2017, provided by the Structuring Agent on behalf of the Company on October 18, 2017 (the “Data File”) pertaining to a pool of consumer loans (the “Loans”) which we were informed are intended to be substantially similar to the collateral in the offering of Lendmark Funding Trust 2017-2, Asset-Backed Notes (“LFT 2017-2”). The Company is responsible for the specified Attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to and found it to be in agreement. Such compared information was deemed to be in agreement if differences were attributable were within certain set tolerances as shown under the table below

•	The term “Attributes” refers to the Company-selected data fields listed in the table below.

•
The term “Loan Agreement” refers to copies of loan agreements for each Selected Loan (defined below) provided by the Company. We make no representation regarding the execution of the Loan Agreement by the borrower or the validity of the borrower(s) signature(s).

A.
We were instructed by the Company to randomly select a Company-determined sample size of 234 Loans from the Data File (the “Selected Loans”). The Selected Loans were selected using the “RAND” function in Microsoft Excel. The Company informed us that the sample size was determined using a 95% confidence level, a 5% maximum error rate, and a 2.5% expected error rate. We provided a listing of the Selected Loans to the Company.

B.	For each of the Selected Loans we compared the Attributes in the Data File to the corresponding information in the Loan Agreement.

Attributes	Tolerance
First 5 (five) Characters of the Borrower(s) Last Name (Borrower_LastName)	None
Account Number (OrigBrAcct or AcctNumber, as applicable)	None
Date of Contract (Origination_Date)	+/- 30 calendar day tolerance of (i) date of loan, or (ii) the later of contract date, delivery date, or purchase date, as applicable
Total of Payments (Total_Of_Payments)	+/- $0.50 multiplied by Number of Payments
Annual Percentage Rate (APR) (APR_Original)	+/- 0.025
Amount of Standard Payment (Original_Monthly_Payment)	+/- $0.50
Number of Payments (Original_Term)	None

We found such information to be in agreement. There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with the attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures performed were applied based on methodologies and information included in the Data File or provided by the Company, or Structuring Agent on behalf of the Company, without verification or evaluation of such methodologies and information by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Loans, (ii) the reasonableness of the information and instructions provided by the Company, or Structuring Agent on behalf of the Company, (iii) the reliability or accuracy of the Loan Agreement or the Data File which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Loans being securitized, (iii) the compliance of the originator of the Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Loans that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.  The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ KPMG LLP

New York, NY
October 30, 2017